Exhibit 99.1

Johnson Rice & Company Seismic Forum New Orleans, LA October 2006

Forward-Looking Statements & non-GAAP Disclosures Certain matters discussed in this presentation, except for historical information contained herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this report, words such as “anticipates”, “believes”, “expects”, “estimates”, “intends”, “plans”, “projects” and similar expressions, as they relate to the Company or management, identify forward-looking statements. Forward-looking statements include, among other things, business strategy and expectations concerning industry conditions, market position, future operations, profitability, liquidity and capital resources. Management’s expectations and assumptions regarding Company operations and other future results are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in such statements are reasonable, we can give no assurance that such expectations will be correct. We have used the non-GAAP financial measure of earnings before interest, taxes, depreciation and amortization (EBITDA) in this presentation. We have used this because we believe that EBITDA provides useful information to investors as it represents the measure of pre-tax cash flow, prior to any debt service requirements. A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

Geokinetics Overview Third largest land seismic company in the world Strong niches Internationally, Largest in N. America 20 seismic crews, over 2,800 employees 72,000+ channels with 10,000 on order Full Service Provider – includes Acquisition, Processing & Interpretation OTC Bulletin Board listed: GOKN or GOKN. OB Share Price: $1.70 on 9/29/06, 52 week range $1.25-6.00 53.5mm common shares outstanding Market Cap: $90mm 34% owned by Directors and Executives

Investment Considerations Leading Provider of Seismic Acquisition Services Balanced between North America and International, Oil and Gas Size and scale allow improved crew and equipment utilization, organic growth and down-cycle flexibility Specialized expertise in transition zones and Arctic regions Undiscovered Company and Stock Geokinetics made two significant, strategic acquisitions in last 12 months Company is beginning to attend investor conferences Company is working toward listing on a more liquid and recognized exchange Seismic Market is active & lagging Growing demand for 3-D data – up 21% year on year Industry consolidation – GGY/Veritas and WesternGeco Seismic Crew counts well below historical peaks and lagging other oilfield activity levels Significant Backlog and Earnings Visibility Senior management averages over 25 years of industry experience Extensive operating history in core, niche global markets, with an established local presence and strong customer relationships Strong equity sponsorship and energy sector experience from Avista & Board Experienced Management and Sponsorship Pro forma committed and verbally awarded backlog of $361 million Total backlog covers about 12 months going forward Large, identified opportunities could extend backlog beyond 2007

Business Units Trace Energy Services Ltd. Geophysical Development Corporation Quantum Geophysical Grant Geophysical, Inc. Seismic acquisition services provider in the Gulf Coast, Rocky Mountains, and Mid-Continent Primarily focused in 3-D seismic data in land, marsh and swamp, and other difficult environments Approximately 30,000 channels of I/O System II and RSR equipment Leading provider to data library companies 6-8 land crews in the U.S. Seismic acquisition services provider in Canada Expands Quantum’s North American footprint into the Canadian Arctic, Foothills and Plains Approximately 7,000 channels of I/O System IV equipment 1-3 crews depending on channel layout per crew Geophysical processing, interpretation, software and consultation services provider Processes 2-D and 3-D seismic data acquired from its own crews, as well as data acquired by other geophysical crews Processes land and marine seismic data, providing a full suite of seismic interpretation products and services utilizing low-cost “computer clusters” Seismic acquisition services provider in Latin America, EAME, the Far East and North America Provides 2-D and 3-D seismic data, with specialized equipment and expertise in transition zone, shallow water and other difficult environments Approximately 35,000 channels of recording equipment Equipment and people for up to 11 land crews

Business Strategy Maintain Geographic and Market Balance Significant exposure to both oil and gas opportunities International activity levels are less sensitive to commodity price volatility Reduced geo-political risk Leverage Existing Customer Relationships Utilize new international presence to expand data processing and interpretation Increase direct awards vs. bids Follow customers across the globe Increase Usage of State-of-the-Art Technology Right of first refusal on I/O’s initial “Firefly” multi-component recording system Build client base for digital, three-component recording Build significant, high-tech data processing business Maintain Financial Flexibility Fund continued organic growth from cash flow Complement organic growth with strategic, accretive acquisitions Selectively Pursue Growth Opportunities Grow profit in excess of 20% per year Replacing bridge financing in Q4 2006 with debt and/or equity Work towards equity offering and more visible stock exchange listing in 1H07 Become the leading North American based, full-service seismic company

North American Operations Overview United States Houston, Texas Denver, Colorado Midland, Texas San Jose, California Operating Areas Primary Domestic markets: Gulf Coast Canada Rocky Mountains Secondary Domestic markets : Northeast U.S. / Appalachia California / Northwest U.S. Michigan Basin Office Locations Canada Calgary, Alberta Norman Wells, Northwest Territories Geokinetics Locations

International Operations Overview Asia / Pacific Brisbane, Australia Dhaka, Bangladesh Jakarta, Indonesia Singapore, Singapore Latin America Rio de Janeiro, Brazil Bogotá, Colombia Quito, Ecuador Lima, Peru Caracas, Venezuela Europe / Africa / Middle East Cairo, Egypt Abu Dhabi, UAE Dubai, UAE Jebel Ali, UAE Operating Areas Primary International markets : Latin America Asia / Pacific Africa / Middle East Secondary International markets: Bangladesh / India North Africa Peru Central Asia Office Locations

10/2/2006 3:57:05 PM

Increased Visibility Through Considerable Backlog Backlog by Geography Total committed and verbally awarded backlog of $361 million 64% committed 36% verbally awarded Total backlog represents about 12 months of revenue Stronger backlog in the U.S. due to high demand and market dynamics Committed Backlog: $232 million Latin America 23% Far East 3% EAME 15% North America 59%.Verbally Awarded Backlog: $129 million Latin America 43% North America 42% EAME 15%

Competitive Advantages Source: World Geophysical News as of September 2006 and Company Management Competitive Advantages Scale and Geographic Diversity: Full service provider including processing and interpretation expertise Technologically advanced equipment and innovation – Transition Zone technology Focused niche approach to international Highly skilled, international staff Strong relationships with diversified customer base North American Crews International Crews Total Worldwide Crews Africa Crews Rank Contractor Total Rank Contractor Total Rank Contractor Total 1 Geokinetics 12 1 Bur. Geophys. Prosp 102 1 Bur. Geophys. Prosp 102 1 Dawson Geophysical 12 2 Western GECO 24 2 Western GECO 25 3 Veritas DGC 6 3 PGS Exploration 12 3 Geokinetics 20 3 Tidelands 6 4 Geokinetics 8 4 PGS Exploration 16 5 Lockhart Geophysical 5 4 CGG 8 5 Veritas DGC 13 5 Global Geophysical 5 6 Veritas DGC 7 6 Dawson Geophysical 12 Other 31 Other 112 Other 164 Total 77 Total 273 Total 352

Separate Company Results – 2005 (Audited) Amounts in Thousands of US$ Geokinetics* Grant Revenues $62,175 $127,316 Direct Costs (57,352) (93,572) S, G&A (3,406) (10,579) EBITDA 1,417 23,165 Dep. & Amort. (1,480) (8,628) Gain (Loss) on FA Sales 1,558 Operating Inc. (63) 16,095 Other Income (Expense) (1,807) (1,547) Income before Tax (1,870) 14,548 Income Tax Expense (52) (3,376) Net Income (1,922) 11,172 * Geokinetics results include 1 month of Trace as acquisition completed 12/1

Separate Company Results – YTD June 2006 (Unaudited) Amounts in Thousands of US$ Geokinetics Grant Revenues $82,844 $73,601 Direct Costs (66,207) (59,457) S, G&A (6,053) (6,370) EBITDA 10,584 7,774 Dep. & Amort. (3,561) (5,372) Gain (Loss) on FA Sales (73) Operating Inc. 7,023 2,329 Other Income (Expense) (406) 752 Income before Tax 6,617 3,081 Income Tax Expense 2,715 455 Net Income 3,903 2,626

Separate Company Results - Notes Results are summarized, Geokinetics Inc. results should be read in conjunction with the Company’s filings with the SEC. Other Income (Expense) includes interest income (expense), foreign exchange gains (losses) and other non-operating income (expense) Combined company results are not necessarily indicative of pro-forma results of the 2 companies combined due to differences in capital structure, acquisitions, etc. Certain accounting differences may exist which are currently being investigated. 8-K with pro-forma results to be filed November 2006. 1st half results are not necessarily indicative of full-year results due to seasonality and other factors affecting consistency of business. International operations are subject to significant variations from quarter to quarter. $155 million bridge loan completed to finance Grant acquisition resulting in $163 million of total debt (including capital leases) post acquisition for the combined company. $55 million of bridge loan converts to preferred stock upon refinancing of remaining $100 million of bridge loan. Equity offering to further reduce debt and increase float targeted early 2007.

Favorable Long-Term Industry Fundamentals Fundamental change in commodity price cycle Long-term demand driven by China and India E&P capital spending outlook remains favorable Analysts predict E&P capital expenditures to increase 15-20% in 2007 Seismic services provide the greatest leverage to long-term oil sector fundamentals Enhances oil recovery rates and reserve development World Regional Crew Counts World Share of Geophysical Activity Source: World Geophysical News 9/1/06 9/1/05 Yr / Yr Working Available Total Working Increase Africa 47 4 51 28 68% Canada 14 21 35 13 8% CIS 44 8 52 27 63% Europe 24 9 33 18 33% Far East 39 13 52 46 -15% Middle East 14 12 26 13 8% Latin America 21 11 32 21 0% United States 63 9 72 54 17% Total 266 87 353 220 21%

Global Macro Drivers Source: Baker Hughes and Bloomberg as of September 15, 2006 North American Rig Count and Commodity Prices Rig count reacts quickly to oil prices as a function of cash, price outlook and prospect availability Continued strength expected in both North American and worldwide drilling Land Rigs React Quickly to Price 0 600 1,200 1,800 2,400 Jan-90 Sep-91 May-93 Jan-95 Sep-96 May-98 Jan-00 Sep-01 May-03 Jan-05 Sep-06 $0 $20 $40 $60 $80 U.S. Land Canada Land Oil Prices Current Rig Count = 2,139

Global Macro Drivers N. American Crew Counts & Oil Prices Seismic crew counts have grown in response to current commodity prices, but lag drilling increase U.S. seismic crew count is less than 1/10th of the 744 crew peak in the early 1980s Worldwide and US crew counts are still less than the lowest levels in the 90’s when oil price was hovering near $20 There is pressure for continued growth in activity, even at lower commodity prices Source: World Geophysical News and Bloomberg Worldwide Crew Counts & Oil Prices GAP GAP 0 50 100 150 200 Jan-90 Oct-91 May-93 Jan-95 Sep-96 May-98 Jan-00 Sep-01 May-03 Jan-05 Sep-06 $0 $20 $40 $60 $80 U.S. Working Land Crews Canada Working Land Crews Oil Prices Current Working Land Crew Count: 68 0 125 250 375 500 Jan-90 Oct-91 May-93 Jan-95 Sep-96 May-98 Jan-00 Sep-01 May-03 Jan-05 Sep-06 $0 $20 $40 $60 $80 Worldwide Working Land Crews Oil Prices Current Working Land Crew Count: 206

3D Seismic is Priced below Value Generated Current Cost $40K Pricing Gap Allowable Cost Risked, average exploration model was generated by Moyes & Co. to analyze when the price of 3D seismic compared to 2D only no longer makes sense for exploration companies Indicative model only Assumptions: 3D Seismic Improves Success Rates from 20% to 45% over 2D Seismic Average Discovery Size for 2D is 20 BCF, for 3D is 15 BCF Cost of 2D is $10,000/sq. mi. , Cost of 3D is $40,000/sq. mi., Well Costs $2 MM Total Program F&D for 2D is $10.58/BE, 3D is $9.00/BE Program no longer Attractive below $4 Allowable 3D Seismic Cost That Generates 15% IRR Exploration Program 0 100 200 300 400 500 3 4 5 6 7 8 9 10 Constant Natural Gas Price ($) Seismic Cost Per Sq. Mile(x1000)

Historical Seismic Pricing Trends Although seismic is a “game-changing technology”, the seismic industry has not yet captured the value of contribution There are positive shifts in contract terms and conditions Direct award vs. bid Term vs. turnkey Weather clauses Timing demands, etc. Since land seismic pricing historically lags marine seismic pricing – land pricing continues to show improvement Increased bid margins in backlog will materialize over the next year Pricing Trends Pricing trends are identifiable when operating conditions are the same – similar equipment, type of work (land vs. TZ), location, etc. Chart illustrates pricing and margin increases in East Texas for a land acquisition client 13% 20% 12% 15% 13% East Texas 3D Pricing 0 10000 20000 30000 40000 50000 60000 2002 2003 2004 2005 2006 $ per Sq Mile EBITDA Cost

Management Profiles Seasoned management team averaging over 25 years of industry experience Geokinetics employs approximately 2,800 personnel CFO - Grant Geophysical Senior auditor with a “Big 5” accounting firm focusing on public oil field services companies 30 Scott McCurdy Chief Financial Officer President and CEO - Grant Geophysical CEO of Geoscience Corporation, Cogniseis, and Syntron Various senior management positions at Halliburton Geophysical and GSI 57 Richard Miles President – International Operations Former President and CEO - Trace Energy Services 25 years with WesternGeco, in a variety of operational roles, including VP for North & South America 46 James White President – North American Operations David Johnson President & Chief Executive Officer President, Worldwide Deepwater Division - Phillips Petroleum VP Exploration - Spirit Energy 76 Senior VP, Exploration and Land - Vastar Resources GM of Geophysics, Research and Development and Exploration - Shell Oil 55 Name / Title Age Biography

Board of Directors’ Profiles Private Investor and former President of Portland Newspapers, Inc. Director of Harte-Hanks, Inc. and Crown Resources Corp., as well as an Investor Member of Blackhawk Investors II, LLC 58 Christopher Harte Director Private Investor and Director of Flotek Industries, Inc. Former VP of The Energy Recovery Fund, a $180 million private equity fund focused on the energy industry 43 Gary Pittman Director Managing Partner - Avista Capital Partners Chairman - Carrizo Oil & Gas, Inc., Basic Energy Services and Crown Resources Corporation Serves on the Boards of Brigham Exploration Company, Goodrich Petroleum Corporation, Seacor Holdings, Grey Wolf, Inc. and Hercules Offshore 54 Steven Webster Director William Ziegler Chairman of the Board Of counsel to the law firm of Satterlee Stephens Burke & Burke, LLP Former Chairman of the New York law firm of Parson & Brown, LLP Vice Chairman - Grey Wolf, Inc., General Partner - Somerset Capital Partners, and a Managing Member of Blackhawk Investors II, LLC 63 Name / Title Age Biography

Investment Conclusions Geokinetics 3rd largest land seismic acquisition company in the world Balanced North America and International Operations Full land seismic acquisition, processing and interpretation services Story has not yet been told and the stock is undiscovered Two strategic acquisitions at very attractive valuation levels Expanding business with strong growth history and outlook Plans for addressing illiquidity include: ASE or NASDAQ stock exchange listing 2007 Equity offering Research coverage being sought

Contact Us Geokinetics Inc. One Riverway, Suite 2100 Houston, TX 77056 (713) 850-7600 geokineticsinc.com Dave Johnson – CEO Scott McCurdy – CFO